Exhibit 10.23

EIGHTH AMENDMENT TO
AMENDED AND RESTATED CREDIT AGREEMENT

THIS EIGHTH AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Eighth Amendment”) is entered into and effective (except as specifically noted otherwise in Article VII below) as of the Eighth Amendment Closing Date (as defined below) among ENERJEX RESOURCES, INC., a Nevada corporation (“Parent”), ENERJEX KANSAS, INC. (f/k/a Midwest Energy, Inc.), a Nevada corporation (“EnerJex Kansas”), WORKING INTEREST, LLC, a Kansas limited liability company (“Working Interest”), BLACK SABLE ENERGY, LLC, a Texas limited liability company (“Black Sable”), BLACK RAVEN ENERGY, INC., a Nevada corporation ("Black Raven”), ADENA, LLC, a Colorado limited liability company (“Adena”; together with Parent, EnerJex Kansas, Working Interest, Black Sable and Black Raven, collectively, “Borrowers” and each, a “Borrower”), DD ENERGY, INC., a Nevada corporation (“DD Energy”), and TEXAS CAPITAL BANK, N.A., a national banking association, as a Bank, L/C Issuer and Administrative Agent (in such latter capacity and together with its successors and permitted assigns in such capacity the “Administrative Agent”), and the several banks and financial institutions from time to time parties to the Credit Agreement, as defined below (the “Banks”). Capitalized terms used but not defined in this Eighth Amendment have the meaning given them in the Credit Agreement.

RECITALS

A.           Borrowers, DD Energy, Administrative Agent, L/C Issuer and Banks previously entered into that certain Amended and Restated Credit Agreement dated as of October 3, 2011, as amended by that certain First Amendment to Amended and Restated Credit Agreement dated as of December 14, 2011, that certain Second Amendment to Amended and Restated Credit Agreement dated as of August 31, 2012, that certain Third Amendment to Amended and Restated Credit Agreement dated as of November 2, 2012, that certain Fourth Amendment to Amended and Restated Credit Agreement dated as of January 24, 2013, that certain Fifth Amendment to Amended and Restated Credit Agreement dated as of September 30, 2013, that certain Sixth Amendment thereto dated as of November 19, 2013, and that certain Seventh Amendment thereto dated as of June 16, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”).

B.           Borrowers and DD Energy have requested that Administrative Agent and Banks amend the Credit Agreement to, among other things, (i) release DD Energy as a Borrower under the Credit Agreement, (ii) approve the dissolution of, and terminate the Pledge Agreement covering the Equity Interest in, PRB Gathering, Inc., a Nevada corporation (“PRB”), (iii) extend the maturity date until October 3, 2018, and (iv) amend certain financial covenants.

C.           Borrowers, Administrative Agent, L/C Issuer and Banks have agreed to amend the Credit Agreement, subject to the terms and conditions of this Eighth Amendment.

AGREEMENT

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are acknowledged, the undersigned hereby agree as follows:

I.           Specific Amendments to Credit Agreement.

A.           The Preamble of the Credit Agreement is hereby amended by deleting the reference to “DD Energy, Inc., a Nevada corporation (“DD Energy”)”, as a Borrower.

B.           Article I, Definitions, of the Credit Agreement is hereby amended by adding the following definitions in their proper alphabetical order:

““Eighth Amendment” means the Eighth Amendment to Amended and Restated Credit Agreement dated effective as of the Eighth Amendment Closing Date by and among Borrowers, Administrative Agent, L/C Issuer and Banks.

“Eighth Amendment Closing Date” means August 13, 2014.”

C.           Article I, Definitions, of the Credit Agreement is hereby amended by revising the definitions of “EBITDAX” and “Maturity Date” in their entirety as follows:

““EBITDAX” means without duplication, for any reporting period beginning with the reporting period ending June 30, 2014, (a) Net Income for such period less (b) the amount of any dividends or distributions paid during such period by any Loan Party, other than any Restricted Payments made by Parent to its Series A Preferred Stock holders in accordance with Section 7.06, plus (c) to the extent deducted in determining Net Income: (i) Interest Expense, (ii) income taxes, (iii) depreciation, (iv) depletion, (v) amortization, (vi) oil and gas exploration expenses, including dry-hole costs, (vii) any net non-cash gain or loss during such period arising from the sale, exchange, retirement or other disposition of capital assets other than in the ordinary course of business, (viii) any write-up or write-down of assets and (ix) effects arising from the application of FASB Statements 133 and 143.

“Maturity Date” means October 3, 2018.”

II.          Section 2.04, Borrowing Base Determination, of the Credit Agreement is hereby amended by replacing Section 2.04(a) with following:

“(a)    The Borrowing Base in effect as of the Eighth Amendment Closing Date is $40,000,000 relative to the Proved Reserves attributable to the Borrowing Base Oil and Gas Properties and the Monthly Borrowing Base Reduction is $0.00. The Borrowing Base shall be automatically reduced on the first day of each month by the Monthly Borrowing Base Reduction beginning August 1, 2014. The Borrowing Base and the Monthly Borrowing Base Reduction shall be re-determined from time to time pursuant to the provisions of this Section.”

III.         Section 2.04, Borrowing Base Determination, of the Credit Agreement is hereby further amended by deleting the last sentence of Section 2.04(c).

IV.          Section 2.08, Fees, of the Credit Agreement is hereby amended by deleting Section 2.08(c).

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V.          Section 2.09, Computation of Interest and Fees, of the Credit Agreement is hereby amended by replacing the first sentence thereof with the following sentence:

“All computations of interest and all fees shall be made on the basis of a year of 365 or 366 days, as the case may be, and the actual number of days elapsed.”

VI.          Section 7.05(b), Dispositions, of the Credit Agreement is hereby amended by replacing that Section with the following:

“(b)   Dispositions of, in one or any series of related transactions (including pursuant to any Material Agreement), any portion of the Borrowing Base Oil and Gas Properties, whether now owned or hereafter acquired, including transfers to Affiliates, which, in the aggregate, do not exceed five percent (5.00%) of the amount of the Borrowing Base during any period beginning on the date of Administrative Agent’s written notice to Borrowers pursuant to Section 2.04 of a Borrowing Base redetermination and ending on the date of the next such written notice from Administrative Agent to Borrowers;”

VII.         Section 7.12(b), Funded Debt to EBITDAX Ratio (as inadvertently retitled from Net Debt to EBITDAX Ratio), of the Credit Agreement is hereby amended by replacing that Section, as amended by the Fifth Amendment, with the following:

“(b)    Net Debt to EBITDAX Ratio. Effective as of the Fifth Amendment Closing Date, permit, as of the last day of each fiscal quarter, commencing with the fiscal quarter ending March 31, 2014, the ratio of Net Debt to Borrowers’ and their Subsidiaries’ consolidated EBITDAX for that preceding quarter to be greater than 4.50:1.00. For the purpose of calculating the foregoing ratio, EBITDAX will be annualized by: (i) multiplying by 4 for the three-month period ending March 31, 2014, (ii) multiplying by 2 for the six-month period ending June 30, 2014, and (iii) multiplying by 1.33 for the nine-month period ending September 30, 2014. For the twelve-month period ending December 31, 2014, and for each period thereafter, EBITDAX will be calculated based on actual EBITDAX for the previous four fiscal quarters.”

VIII.         The definition of “Indemnitees” in Section 10.05, Indemnification by Borrowers, of the Credit Agreement is hereby amended by replacing that definition with the following:

“ADMINISTRATIVE AGENT, L/C ISSUER, BANKS, AND EACH AFFILIATE THEREOF AND THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, AGENTS AND REPRESENTATIVES AND ADVISORS (INCLUDING ATTORNEYS, ACCOUNTANTS, AND EXPERTS) (COLLECTIVELY, THE “INDEMNITEES”)”

and is further amended by replacing the penultimate sentence of that Section with the following sentence:

“THE AGREEMENTS IN THIS SECTION SHALL SURVIVE THE TERMINATION OF THE COMMITMENT AND THE REPAYMENT, SATISFACTION OR DISCHARGE OF ALL THE OBLIGATIONS AND THE ASSIGNMENT BY ONE OR MORE BANKS OF ALL OR ANY OF THE OBLIGATIONS OR TOTAL OBLIGATIONS AND THE RELEASE OF ANY LOAN PARTY FROM ANY OBLIGATIONS UNDER THE LOAN DOCUMENTS PRIOR TO SUCH TERMINATION, SATISFACTION, DISCHARGE OR ASSIGNMENT.”

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IX.          Limited Consent. Subject to the other terms and conditions set forth herein, Administrative Agent and Banks hereby approve and consent to the dissolution of PRB and waive Borrowers’ non-compliance with Section 7.04 (Fundamental Changes) of the Credit Agreement, and any Event of Default that would otherwise arise from Borrowers’ failure to comply with such section, solely with respect to the PRB dissolution. The consent granted hereunder does not indicate an intent to establish any course of dealing between Administrative Agent, Banks and Borrowers with regard to future waivers, consents, agreements to forbear or any other modifications that may be requested. Administrative Agent’s and Banks’ agreement to the consent herein should not be construed as an indication that Administrative Agent and Banks would be willing to agree to any further or future consents, waivers, agreements to forbear or any modifications to any of the terms of the Credit Agreement or other Loan Documents, or any Events of Default or Defaults that may exist or occur thereunder. Borrowers agree to deliver to Administrative Agent, promptly upon the occurrence thereof, evidence that PRB Gathering has been legally dissolved as a Business Entity.

X.           Release of DD Energy as Borrower and Loan Party. As of the Eighth Amendment Closing Date, Borrowers, DD Energy, Administrative Agent, L/C Issuer, and Banks agree that the Obligations of DD Energy are hereby terminated and released (other than those obligations which specifically survive the termination of the Credit Agreement and any Borrower’s release as a Borrower thereunder prior to such termination pursuant to the terms thereof) and that all references to DD Energy, either as a “Borrower” or included in the terms “Borrowers” or “Loan Parties” in the Credit Agreement, any other Loan Document and the Intercreditor Agreement shall hereinafter be deemed not to apply to DD Energy. For the avoidance of doubt, Borrowers hereby (i) acknowledge that the release of DD Energy as a Borrower and a Loan Party under the Credit Agreement and the other Loan Documents shall have no effect on the Borrowers’ joint and several liabilities under the Notes, the Credit Agreement and the other Loan Documents, (ii) confirm and ratify all of their Obligations and Total Obligations, and (iii) forever release and agree to forever indemnify, protect, defend and hold harmless all of the Secured Parties to the full extent provided under the Loan Documents including Section 10.05 of the Credit Agreement. Borrowers agree to deliver to Administrative Agent, promptly upon the occurrence thereof, evidence that DD Energy has been legally dissolved as a Business Entity.

XI.          Conditions Precedent to Eighth Amendment. This Eighth Amendment shall be effective once each of the following conditions have been satisfied in Administrative Agent’s sole discretion on or before the Eighth Amendment Closing Date:

A.	Borrowers, DD Energy, Administrative Agent, L/C Issuer and Banks shall have executed and delivered this Eighth Amendment;

B.	Borrowers, Administrative Agent, L/C Issuer and Banks shall have executed and delivered that certain Master Amendment to Collateral Documents dated as of even date herewith;

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C.	Borrowers shall have paid to Administrative Agent all fees due and payable under the Credit Agreement or as otherwise agreed; and

D.	Administrative Agent shall have received, in form and content satisfactory to it, such other assurances, certificates, documents or consents related to the foregoing as Administrative Agent may request.

XII.         Representations, Warranties and Covenants. Borrowers represent and warrant to Administrative Agent and Banks that (a) they possess all requisite Corporate Power and authority to execute, deliver and comply with the terms of this Eighth Amendment, (b) this Eighth Amendment has been duly authorized and approved by all requisite Corporate Action on the part of the Borrowers, (c) no other consent of any Person (other than Administrative Agent and Banks) is required for this Eighth Amendment to be effective, (d) the execution and delivery of this Eighth Amendment does not violate their Governing Documentation, (e) the representations and warranties in each Loan Document to which they are a party are true and correct in all material respects on and as of the Eighth Amendment Closing Date as though made on the Eighth Amendment Closing Date, (f) they are in full compliance with all covenants and agreements contained in each Loan Document to which they are a party, (g) no Event of Default or Default has occurred and is continuing, and (h) no exhibit or schedule to the Credit Agreement is required to be supplemented, amended or modified in connection with the transactions contemplated by this Eighth Amendment or any other matters occurring prior to the Eighth Amendment Closing Date. The representations and warranties made in this Eighth Amendment shall survive the execution and delivery of this Eighth Amendment. No investigation by Administrative Agent or any Bank is required for Administrative Agent or any Bank to rely on the representations and warranties in this Eighth Amendment.

XIII.         Scope of Amendment; Reaffirmation; Release. All references to the Credit Agreement shall refer to the Credit Agreement as amended by this Eighth Amendment. Except as affected by this Eighth Amendment, the Loan Documents are unchanged and continue in full force and effect. However, in the event of any inconsistency between the terms of the Credit Agreement (as amended by this Eighth Amendment) and any other Loan Document, the terms of the Credit Agreement shall control and such other document shall be deemed to be amended to conform to the terms of the Credit Agreement. Borrowers hereby reaffirm their obligations under the Loan Documents to which they are a party to and agree that all Loan Documents to which they are a party to remain in full force and effect and continue to be legal, valid, and binding obligations enforceable in accordance with their terms (as the same are affected by this Eighth Amendment). Borrowers hereby confirm and ratify all of the representations, warranties, covenants and obligations of DD Energy as set forth in the Loan Documents. BORROWERS HEREBY RELEASE, DISCHARGE AND ACQUIT ADMINISTRATIVE AGENT, L/C ISSUER AND BANKS FROM ANY AND ALL CLAIMS, DEMANDS, ACTIONS, CAUSES OF ACTION, REMEDIES, AND LIABILITIES OF EVERY KIND OR NATURE (INCLUDING WITHOUT LIMITATION, OFFSETS, REDUCTIONS, REBATES, OR LENDER LIABILITY) ARISING OUT OF ANY ACT, OCCURRENCE, TRANSACTION OR OMISSION OCCURRING IN CONNECTION WITH THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS PRIOR TO THE EIGHTH AMENDMENT CLOSING DATE.

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XIV.         Miscellaneous.

(a)          No Waiver of Defaults. This Eighth Amendment does not constitute (i) a waiver of, or a consent to, (A) any provision of the Credit Agreement or any other Loan Document, or (B) any present or future violation of, or default under, any provision of the Loan Documents, or (ii) a waiver of Administrative Agent’s or any Bank’s right to insist upon future compliance with each term, covenant, condition and provision of the Loan Documents.

(b)          Form. Each agreement, document, instrument or other writing to be furnished to Administrative Agent under any provision of this Eighth Amendment, if any, must be in form and substance satisfactory to Administrative Agent and its counsel.

(c)          Headings. The headings and captions used in this Eighth Amendment are for convenience only and will not be deemed to limit, amplify or modify the terms of this Eighth Amendment, the Credit Agreement, or the other Loan Documents.

(d)          Costs, Expenses and Attorneys’ Fees. Borrowers agree to pay or reimburse Administrative Agent on demand for all its reasonable out-of-pocket costs and expenses incurred in connection with the preparation, negotiation, and execution of this Eighth Amendment, including, without limitation, the reasonable fees and disbursements of Administrative Agent’s counsel.

(e)          Successors and Assigns. This Eighth Amendment shall be binding upon and inure to the benefit of each of the undersigned and their respective successors and permitted assigns.

(f)          Multiple Counterparts. This Eighth Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document. All counterparts must be construed together to constitute one (1) and the same instrument. This Eighth Amendment may be transmitted and signed by facsimile or portable document file (pdf). The effectiveness of any such documents and signatures shall, subject to applicable law, have the same force and effect as manually-signed originals and shall be binding on Borrowers, Administrative Agent, L/C Issuer and Banks. Administrative Agent may also require that any such documents and signatures be confirmed by a manually-signed original; provided that the failure to request or deliver the same shall not limit the effectiveness of any facsimile document or signature.

(g)          Governing Law. THIS EIGHTH AMENDMENT AND THE OTHER LOAN DOCUMENTS MUST BE CONSTRUED, AND THEIR PERFORMANCE ENFORCED, UNDER TEXAS LAW.

(h)          Entirety.   THIS EIGHTH AMENDMENT, THE CREDIT AGREEMENT, AND THE OTHER LOAN DOCUMENTS CONSTITUTE A “LOAN AGREEMENT” AS DEFINED IN SECTION 26.02(A) OF THE TEXAS BUSINESS AND COMMERCE CODE, AND REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES RELATING TO THE SUBJECT MATTER UNDER THIS EIGHTH AMENDMENT AND UNDER THOSE OTHER WRITTEN DOCUMENTS AND MAY NOT BE CONTRADICTED BY EVIDENCE OR PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

(Signature Pages Follow)

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IN WITNESS WHEREOF, this Eighth Amendment is executed effective as of the Eighth Amendment Closing Date.

BORROWERS:

ENERJEX RESOURCES, INC.

By:	/s/ Robert G. Watson, Jr.
Robert G. Watson, Jr.
Chief Executive Officer

ENERJEX KANSAS, INC.

By:	/s/ Robert G. Watson, Jr.
Robert G. Watson, Jr.
Chief Executive Officer

WORKING INTEREST, LLC

By:	/s/ Robert G. Watson, Jr.
Robert G. Watson, Jr.
Chief Executive Officer

BLACK SABLE ENERGY, LLC

By:	/s/ Robert G. Watson, Jr.
Robert G. Watson, Jr.
Chief Executive Officer

Signature Page to Eighth Amendment

BLACK RAVEN ENERGY, INC.

By:	/s/ Robert G. Watson, Jr.
Robert G. Watson, Jr.
Chief Executive Officer

- and -

ADENA, LLC

By:	/s/ Robert G. Watson, Jr.
Robert G. Watson, Jr.
Chief Executive Officer

DD ENERGY:

DD ENERGY, INC

By:	/s/ Robert G. Watson, Jr.
Robert G. Watson, Jr.
Chief Executive Officer

Signature Page to Eighth Amendment

ADMINISTRATIVE AGENT AND L/C ISSUER:

TEXAS CAPITAL BANK, N.A.,
as Administrative Agent, L/C Issuer and a Bank

By:	/s/ W. David McCarver IV
W. David McCarver IV
Senior Vice President

BANKS:

TEXAS CAPITAL BANK, N.A.,
as Administrative Agent, L/C Issuer and a Bank

By:	/s/ W. David McCarver IV
W. David McCarver IV
Senior Vice President

IBERIABANK

By:
Moni Collins
Vice President

Signature Page to Eighth Amendment

ADMINISTRATIVE AGENT AND L/C ISSUER:

TEXAS CAPITAL BANK, N.A.,
as Administrative Agent, L/C Issuer and a Bank

By:
W. David McCarver IV
Senior Vice President

BANKS:

TEXAS CAPITAL BANK, N.A.,
as Administrative Agent, L/C Issuer and a Bank

By:
W. David McCarver IV
Senior Vice President

IBERIABANK

By:	/s/ Moni Collins
Moni Collins
Vice President

Signature Page to Eighth Amendment